December 4, 2018

ULTIMUS MANAGERS TRUST

MEEHAN FOCUS FUND

Supplement to the Prospectus and Statement of Additional Information (“SAI”), each dated February 28, 2018

This supplement updates certain information in the Prospectus and the Statement of Additional Information (the “SAI”) of the Meehan Focus Fund (the “Fund”), a series of Ultimus Managers Trust, to revise information contained therein as described below. For more information or to obtain a copy of the Prospectus or the SAI, free of charge, please contact the Fund at 1-866-884-5968.

The following changes to the Prospectus are made in the section entitled “PERFORMANCE SUMMARY”.

The following disclosure replaces, in its entirety, the chart in the subsection entitled “Average Annual Total Returns for Periods Ended December 31, 2017” beginning on page 5 of the Prospectus:

Average Annual Total Returns for Periods Ended December 31, 2017	One Year	Five Years	Ten Years
Return Before Taxes	21.89%	11.79%	6.26%
Return After Taxes on Distributions	21.73%	11.09%	5.76%
Return After Taxes on Distributions and Sale of Fund Shares	12.52%	9.29%	4.97%
Standard & Poor’s 500 Total Return Stock Index (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%
Russell 1000 Value Index** (reflects no deduction for fees, expenses or taxes)	13.66%	14.04%	7.10%
Nasdaq Composite Index** (reflects no deduction for fees, expenses or taxes)	29.64%	19.40%	11.26%

**	Prior to December 3, 2018, the Nasdaq Composite Index was used as the Fund’s secondary benchmark. The Russell 1000 Value Index is a capitalization weighted index of the 1,000 largest domestic stocks and, like the S&P 500, widely followed and understood by investors. The Russell 1000 Value Index alters the weights of the securities in the Russell 1000 Index, overweighting companies with low price-to-book ratios and lower predicted and historical sales per share growth rates. The Adviser believes the Russell 1000 Value Index is a more appropriate benchmark for the Fund because it measures performance of value stocks.

The following changes to the SAI are made in the section entitled “GENERAL INFORMATION”.

The following disclosure replaces, in its entirety, the subsection entitled “Benchmark Description” on page 37 of the SAI:

The Fund compares its performance to standardized indices or other measurements of investment performance. Specifically, the Fund compares its performance to the S&P 500 Total Return Stock Index, which is widely regarded as the best single gauge of large cap U.S. equities. There is over USD 7.8 trillion benchmarked to the index, with index assets comprising approximately USD 2.2 trillion of this total. The index includes 500 leading companies and covers approximately 80% of available market capitalization.

The Fund also uses the Russell 1000 Value Index as a secondary index. The Russell 1000 Value Index is a capitalization weighted index of the 1,000 largest domestic stocks and, like the S&P 500, widely followed and understood by investors. The Russell 1000 Value Index alters the weights of the securities in the Russell 1000 Index, overweighting companies with low price-to-book ratios and lower predicted and historical sales per share growth rates. The Russell 1000 Index is a broader index than the S&P 500 Index.

In previous prospectuses, the Fund’s secondary benchmark index was the Nasdaq Composite Index. The Nasdaq Composite Index is the market capitalization-weighted index of approximately 3,000 common equities listed on the Nasdaq stock exchange. The types of securities in the index include American depositary receipts, common stocks, REITs and tracking stocks, as well as limited partnership interests. The index includes all Nasdaq-listed stocks that are not derivatives, preferred shares, funds, ETFs or debenture securities. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters, or financial periodicals. It is expected that the Russell 1000 Value Index will replace the Nasdaq Composite Index as a benchmark index in future comparisons.

Investors Should Retain this Supplement for Future Reference